UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 18, 2008
JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-49728	87-0617894
(State of Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

118-29 Queens Boulevard, Forest Hills, New York 11375
(Address of principal executive offices) (Zip Code)
(718) 286-7900
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
SIGNATURE

Item 8.01. Other Events.
On September 18, 2008, JetBlue Airways Corporation (“JetBlue”) announced, at the Calyon Securities conference via publicly accessible webcast, that it had executed leases for two of its existing EMBRAER 190 aircraft. JetBlue also announced that it had executed a purchase agreement relating to the sale of four new EMBRAER 190 aircraft scheduled for initial delivery to JetBlue in the first quarter of 2009. The subsequent deliveries of these aircraft to a third party are scheduled to occur immediately after such aircraft are received by JetBlue. The purchase agreement relating to the sale of the four EMBRAER 190 aircraft is subject to various contingencies, including third party lease negotiations. It is anticipated that all six of these EMBRAER 190 aircraft will eventually be operated by Azul Linhas Aéreas Brasileiras, SA.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION
(Registrant)
By:	/s/ EDWARD BARNES
Executive Vice President and Chief Financial Officer
(principal financial officer and principal accounting officer)

Date: September 18, 2008